COMPROMISE SETTLEMENT AND MUTUAL RELEASE AGREEMENT

     This Compromise Settlement and Mutual Release Agreement (the "AGREEMENT") is made this 17th day of January 2003, by and among Lantronix, Inc. ("LANTRONIX"), Premise Systems Inc., a Delaware corporation and wholly owned subsidiary of Lantronix ("PREMISE"), and
______________________________, a former shareholder of Premise ("SHAREHOLDER").
     (Please  print  name)

                                    RECITALS

     A. The Shareholder, Lantronix, Premise and certain others are parties to an Amended and Restated Agreement and Plan of Reorganization, dated January 7, 2002 (the "ACQUISITION AGREEMENT") by which Lantronix acquired Premise (the "ACQUISITION").

     B. Pursuant to, and on the terms provided in the Acquisition Agreement, 531,686 shares of unregistered Lantronix Common Stock are held in escrow (the "EARNOUT ESCROW") and are to be delivered to Chris Beaumont, Tim Chipman, Jim Hunter, James A.S. Lewis, Jeff Manning, Dan Quigley and Jim Springfield (the "PRINCIPAL STOCKHOLDERS") only in the event certain revenue milestones have been achieved by Premise on or before March 21, 2003 (the "EARNOUT CRITERION"). In addition, 106,337 shares of unregistered Lantronix Common Stock are held in escrow (the "INDEMNIFICATION ESCROW") to secure the performance of certain obligations under the Acquisition Agreement and are to be released to the Principal Stockholders on the first anniversary of the closing of the Acquisition.

     C. Certain former shareholders of Premise that became employees of Lantronix were granted options to purchase Lantronix Common Stock, and pursuant to their stock option agreements, the vesting of 50% of each stock option grant is subject to forfeiture in the event the Earnout Criterion is not achieved on or before March 21, 2003.

     D. Certain of the former shareholders of Premise have expressed concern that the market price of Lantronix's Common Stock prior to and following the Acquisition was artificially inflated prior to and following the Acquisition, and that they were provided inaccurate information in connection with the negotiation and approval Acquisition, and that such misrepresentations to them and the marketplace has caused such former Premise shareholders substantial harm. Certain of the former shareholders of Premise believe that they have colorable claims against Lantronix, its subsidiaries, affiliates, and their respective current and former officers, directors, employees, contractors, agents, and assigns (the "LANTRONIX PARTIES") for legal relief under federal and state law arising from or relating to the Acquisition.

     E. Notwithstanding these potential claims, the undersigned Shareholder, Lantronix and Premise, without admission of liability, each wishes to compromise and settle the dispute and discharge any and all manners of action, causes of action, lawsuits, proceedings, debts, dues, contracts, judgments, damages, claims, proceedings and demands whatsoever, from the beginning of the world until the date of this Agreement, whether known or unknown, whether based in fact, or law or in equity that the undersigned Shareholder may have or claim to have relating to, arising from or in any way connected with: (i) the Acquisition (including, without limitation, claims relating to, arising from or in any way connected with the Acquisition Agreement, its Exhibits and any ancillary agreements, and any and all disclosure or public information available to the Shareholder or other former shareholders of Premise prior to and following the Acquisition), (ii) any other agreement or matter that may exist between the undersigned Shareholder and the Lantronix Parties, that is relating to, arising from, or in any way connected with Lantronix's acquisition of the capital stock and options of Premise from the undersigned Shareholder or the other former shareholders of Premise, (iii) or the delivery of securities, including Lantronix Common Stock and/or options to acquire Lantronix capital stock, and the retention, disposition or exercise of such securities.

     F. Because Lantronix desires to enter into a Compromise Settlement and Mutual Release Agreement with all or substantially all of the former shareholders of Premise, this Agreement shall only be effective upon its acceptance by Lantronix, which shall be indicated by the execution of this Agreement by Lantronix and Premise, with such acceptance being in the sole and absolute discretion of Lantronix.

     NOW, THEREFORE, in consideration of the above premises and the mutual covenants hereafter set forth, Lantronix, Premise and the Shareholder (the "PARTIES") agree as follows:

     1. Lantronix will promptly issue to Shareholder a certificate for that number of shares of unregistered Lantronix Common Stock indicated opposite Shareholder's name on EXHIBIT A hereto under the column "Additional Shares Issued". The Shareholder understands that such shares shall not be freely transferable, as further described in the Information Statement previously delivered to the Shareholder.

     2. In the event the undersigned Shareholder is a Principal Shareholder, Lantronix will instruct the escrow agent for the Earnout Escrow and Indemnification Escrow to release the unregistered Lantronix Common Stock held in Shareholder's name in said escrows.

     3. In the event the undersigned Shareholder is a current Lantronix employee that is party to an option agreement with Lantronix that includes vesting based upon Premise achieving the Earnout Criterion, Lantronix will amend the stock option agreement to remove such vesting restriction. As a result, any options previously subject to the performance-based vesting, shall be vested, and shares subject to time-based vesting shall continue to vest as currently provided in Shareholder's existing option agreement.

     4. The undersigned Shareholder, on behalf of the Shareholder and such Shareholder's heirs, executors, administrators and assigns (the "SHAREHOLDER PARTIES") hereby absolutely release the Lantronix Parties from any and all manners of action, causes of action, lawsuits, proceedings, debts, dues, contracts, judgments, damages, claims, proceedings and demands whatsoever, from the beginning of the world until the date of this Agreement, whether known or unknown, whether based in fact, or law or in equity that the undersigned Shareholder may have or claim to have relating to, arising from or in any way connected with: (i) the Acquisition (including, without limitation, claims relating to, arising from or in any way connected with the Acquisition Agreement, its Exhibits and any ancillary agreements, and any and all disclosure or public information available to the Shareholder or other former shareholders of Premise prior to and following the Acquisition), (ii) any other agreement or matter that may exist between the undersigned Shareholder and the Lantronix Parties, that is relating to, arising from, or in any way connected with Lantronix's acquisition of the capital stock and options of Premise from the undersigned Shareholder or the other former shareholders of Premise, including, in the event Shareholder has served as an employee a Lantronix Party, from such employment, (iii) or the delivery of securities, including Lantronix Common Stock and/or options to acquire Lantronix capital stock, and the retention, disposition or exercise of such securities that the Shareholder Parties might have. The Undersigned Shareholder hereby agrees to waive all rights under that certain Investor Rights Agreement between the former shareholders of Premise and Lantronix, and hereby agrees to the termination of all rights, including registration rights, and agrees to the amendment of such Investor Rights Agreement to delete all rights, including the rights granted pursuant to Section 4 Registration, under such agreement. The undersigned Shareholder acknowledges that the Shareholder shall remain bound by the obligations under such Investor Rights Agreement.

     5. Lantronix and Premise each hereby absolutely releases the Shareholder Parties from any and all manners of action, causes of action, lawsuits, proceedings, debts, dues, contracts, judgments, damages, claims, proceedings and demands whatsoever, from the beginning of the world until the date of this Agreement, whether known or unknown, whether based in fact, or law or in equity that the undersigned Shareholder may have or claim to have relating to, arising from or in any way connected with: (i) the Acquisition (including, without limitation, claims relating to, arising from or in any way connected with the Acquisition Agreement, its Exhibits and any ancillary agreements, and any and all disclosure or public information available to the Shareholder or other former shareholders of Premise prior to and following the Acquisition), (ii) any other agreement or matter that may exist between the undersigned Shareholder and the Lantronix Parties, that is relating to, arising from, or in any way connected with Lantronix's acquisition of the capital stock and options of Premise from the undersigned Shareholder or the other former shareholders of Premise, (iii) or the delivery of securities, including Lantronix Common Stock and/or options to acquire Lantronix capital stock, and the retention, disposition or exercise of such securities that Lantronix might have.

     6. With respect to the matters referenced in Paragraphs 4 and 5, Lantronix, Premise and the Shareholder Parties waive all rights or benefits conferred by the provisions of 1542 of the California Civil Code, which provides:

          A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

          The Parties, being aware of this Code Section, hereby expressly, knowingly and intentionally waive any rights they may have thereunder, as well as under any other statute or common law principles of similar effect.

     7. The Parties agree that any dispute arising out of or relating to this Agreement or the breach thereof shall be resolved through binding arbitration in Orange County, California using the services of American Arbitration Association or JAMS Endispute. Any arbitrator must be independent, and shall have no prior business or personal relationship with the attorneys or other professional advisors of any of their parties or their affiliates of such nature to cause actual bias or a reasonable appearance of bias. The parties agrees that the arbitrator shall issue a written decision on the merits, and also agree that the arbitrator shall have the power to award any remedies, including attorneys' fees and costs, available under applicable law. Each party shall pay one-half of the arbitrator's fees and costs, unless one party is ruled the prevailing party by the arbitrator, in which case the arbitrator, subsequent to the arbitration itself, may award the prevailing party attorney's fees and costs.

     8. The Parties agree and represent that they have not assigned, hypothecated or transferred to any entity, person, or corporation, any of their claims related to the dispute.

     9. This Agreement is a compromise of the above-mentioned disputed claims and shall never be treated as an admission of liability by any Party for any purpose. The existence and terms of this Agreement are strictly confidential and shall not be disclosed to any non-Party except to the extent required by law.

     This Agreement constitutes the full and entire understanding and agreement between the Parties regarding the matters set forth herein. Each Party has fully investigated the subject matter of this Agreement and has consulted such independent legal, tax and accounting experts to the extent such Party deemed prudent, and does not rely on any statement of fact or opinion of any of the other Parties to this Agreement.

     This Agreement shall have no force or effect until signed by each of the Shareholder, Lantronix and Premise.

     This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.


     IN WITNESS WHEREOF, the foregoing agreement is hereby executed as of the date first above written.

LANTRONIX,  INC.                          PREMISE  SYSTEMS  INC.

By:  ________________________________     By:  ________________________________
     Marc  H.  Nussbaum,  interim CEO          Marc H. Nussbaum, interim CEO
     Lantronix,  Inc.                          Premise  Systems  Inc.


SHAREHOLDER:

By:  ________________________________
          Signature

     ________________________________
          Print  Name

     Print  Address  and  Phone  Number:

                                    Exhibit A
                                    ---------



SHAREHOLDER       ADDITIONAL SHARES  SHARES RELEASED  SHARES RELEASED
                       ISSUED         FROM EARNOUT         FROM
                                         ESCROW       INDEMNIFICATION
                                                          ESCROW
                                                      ---------------

Dan Quigley                 219,954          115,623           23,125
----------------  -----------------  ---------------  ---------------
Tim Chipman                 181,465           95,390           19,078
----------------  -----------------  ---------------  ---------------
Jeff Manning                168,905           88,788           17,758
----------------  -----------------  ---------------  ---------------
Jim Lewis                   104,915           55,150           11,030
----------------  -----------------  ---------------  ---------------
Jim Hunter                  100,648           52,907           10,581
----------------  -----------------  ---------------  ---------------
Marvin Malmberg              10,065                0                0
----------------  -----------------  ---------------  ---------------
James Bryant                 10,065                0                0
----------------  -----------------  ---------------  ---------------
Dave Barth                   10,065                0                0
----------------  -----------------  ---------------  ---------------
Steve Short                  10,065                0                0
----------------  -----------------  ---------------  ---------------
Jim Springfield             134,913           70,919           14,184
----------------  -----------------  ---------------  ---------------
David Beckman                   549                0                0
----------------  -----------------  ---------------  ---------------
David Hirsch                    548                0                0
----------------  -----------------  ---------------  ---------------
Chris Beaumont              100,648           52,907           10,581
----------------  -----------------  ---------------  ---------------
Todd Sames                    5,032                0                0
----------------  -----------------  ---------------  ---------------
Michael Wimberly              3,019                0                0
----------------  -----------------  ---------------  ---------------
Jill Wagner                   2,516                0                0
----------------  -----------------  ---------------  ---------------